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                                FIFTH AMENDMENT
                       TO AGREEMENT OF PURCHASE AND SALE


                  This Fifth Amendment to Agreement of Purchase and Sale (this "Amendment") is entered into effective as of the 11th day of January, 1999, by and among LINCOLN-WHITEHALL REALTY, L.L.C., a Delaware limited liability company, LINCOLN-WHITEHALL PACIFIC, L.L.C., a Delaware limited liability company, WHLNF REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, and WHSUM REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership (each, a "Seller", collectively, the "Sellers"), and AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust ("Buyer").


                              W I T N E S S E T H:

                  WHEREAS, Sellers and Buyer have entered into that certain Agreement of Purchase and Sale dated November 12, 1998, as amended by an Amendment to Agreement of Purchase and Sale dated effective November 23, 1998, by an Amended and Restated Second Amendment to Agreement of Purchase and Sale dated effective December 11, 1998, by a Third Amendment to Agreement of Purchase and Sale dated effective December 22, 1998 and by a Fourth Amendment to the Agreement of Purchase and Sale dated effective January 7, 1998 (collectively, the "Agreement"), pursuant to which Sellers have agreed to sell and Buyer has agreed to purchase certain real properties comprising the "Lincoln-Whitehall Portfolio", as more particularly described therein; and

                  WHEREAS, the parties hereto desire to amend the Agreement, as more fully set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                  1. The references to "January 11, 1999" contained in Section 3.1(g) of the Agreement are each hereby amended to be and read "January 13, 1999."

                  2. This Agreement, as amended by this Amendment, is hereby ratified and confirmed and remains in full force and effect.


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         EXECUTED effective as of the day and year first above written.

                           BUYER: AMERICAN INDUSTRIAL PROPERTIES REIT, a Texas real estate investment trust

                                    By: /s/ BOB G. BAKER
                                        ----------------------------------------
                                        Name:  Bob G. Baker
                                        Title: Vice President


                           SELLERS: LINCOLN-WHITEHALL REALTY, L.L.C.,
                                    a Delaware limited liability company

                                    By: Whitehall Street Real Estate Limited
                                        Partnership V,
                                        Member

                                    By: WH Advisors, L.P., V,
                                        General Partner

                                    By: WH Advisors, Inc., V,
                                        General Partner

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    LINCOLN-WHITEHALL PACIFIC, L.L.C.,
                                    a Delaware limited liability company

                                    By: Lincoln-Whitehall Realty, L.L.C.,
                                        Member

                                    By: Whitehall Street Real Estate Limited
                                        Partnership V,
                                        Member

                                    By: WH Advisors, L.P., V,
                                        General Partner

                                    By: WH Advisors, Inc., V,
                                        General Partner

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:
                                        Title:


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                                    WHLNF REAL ESTATE LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: WHLNF Gen-Par, Inc.
                                        General Partner

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    WHSUM REAL ESTATE LIMITED PARTNERSHIP
                                    a Delaware limited partnership

                                    By: WHSUM Gen-Par, Inc.,
                                        General Partner

                                    By: /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:
                                        Title: